SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 24, 2002

MUTUALFIRST FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	000-27905	35-2085640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana 47305-2419

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (765) 747-2800

N/A

(Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

        On July 24, 2002, the Registrant presented to analysts and investors at the KBW Community Bank Investors Conference a slide presentation and read from the script which are attached as Annex A and Annex B to this Item 9.

        Annexes A and B were prepared to assist investors, financial analysts and other interested parties in their analysis of MutualFirst Financial, Inc. These annexes are incorporated herein by reference and have been furnished, not filed.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: July 24, 2002	By: /s/ R. Donn Roberts R. Donn Roberts President and Chief Executive Officer

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Annex A

MutualFirst
Financial Inc.

Symbol: MFSF

July 24, 2002

mutual
federal
savings
bank

Presented by:

R. Donn Roberts,
President & CEO

Timothy J. McArdle,
SVP/CFO/Treasurer

mutual federal savings bank

Forward-Looking Statements

This presentation contains various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those estimated include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality and composition of our loan and investment portfolios, demand for our loan products, deposit flows, our operating expenses, competition, demand for financial services in our market areas and accounting principles and guidelines.

mutual federal savings bank

Who We Are

Mutual Federal Savings Bank
Muncie, Indiana

- $775 Million Assets
- Converted to stock December 30, 1999
- Funded Charitable Foundation
  - $6 ½ Million Assets now
  - $300,000 Grants for the fiscal year
- 19% Inside Ownership
- Excellent Management Team

mutual federal savings bank

Where We Are

Warsaw
North Webster
Kosciusko
Marion
Gas City
Grant
Muncie
Yorktown
Albany
Winchester
Delaware
Randolph
★ Indianapolis

mutual federal savings bank

What We Do (Strategy)

- Non-Traditional Thrift Institution
- Emphasis On Commercial Lending
- Quality Customer Service
  - Measurably The Best
- Organized for Management Focus On Results

mutual federal savings bank

mutual federal
savings bank
MutualFirst
Financial Inc.

mutual
federal
savings
bank

What We Do

- Incent Management and Staff to balance growth, productivity, and quality to maximize profitability
- Migrate balance sheet toward:
  - Higher interest rate margin products
  - Control interest rate risk
  - Asset quality
  - Improve non-interest income
- Look for opportunities in high growth areas
- Look for strategic alliances to achieve strategy

mutual federal savings bank

Strategic Alliances

- Family Financial Life Insurance Co.
  - (6 Banks)
- Indiana Title Insurance L.L.C.
  - (3 Bank Holding Companies)

mutual federal savings bank

First Merchants
Insurance Services
INDIANA TITLE
INSURANCE COMPANY

mutual
federal
savings
bank

Strategic Alliances

- Marion Capital Holding Company
  - December 8, 2000
  - Closed and Converted over one weekend
- Goal to Achieve Accretion to Earnings
- We Did That!

mutual federal savings bank

Strategic Alliances

- Goal to Achieve 25% reduction in Marion Operating Expenses
- Achieved 25%+ Reduction
- Improve Percentage of Commercial Loans
- Outlet for Consumer Loans
- Repurchase 100% of Stock Issued

mutual federal savings bank

MutualFirst
Financial Inc.

Timothy J. McArdle,
SVP/CFO/Treasurer

mutual
federal
savings
bank

Total Assets

$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
1998
1999
2000
2001
YTD

mutual federal savings bank

Loans Receivable

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1998
1999
2000
2001
YTD
Mortgage
Consumer
Commercial

mutual federal savings bank

Total Deposits

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
1998
1999
2000
2001
YTD
CDs
Other Deposits

mutual federal savings bank

Total Borrowings

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1998
1999
2000
2001
YTD

mutual federal savings bank

Total Stockholders' Equity

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1998
1999
2000
2001
YTD

mutual federal savings bank

Net Income

$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1998
1999**
2000
2001
YTD*

* Annualized ** Excludes Contribution to Foundation

mutual federal savings bank

Net Interest Income

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1998
1999
2000
2001
YTD*

mutual federal savings bank

* Annualized

Total Non-Interest Income

$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1998
1999
2000
2001
YTD*

All figures exclude Gain on Sale of Loans * Annualized

mutual federal savings bank

Total Non-Interest Expense

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
1998
1999**
2000
2001
YTD*

* Annualized ** Excludes Contribution to Foundation

mutual federal savings bank

Diluted Earnings Per Share

$0.36
$0.34
$0.32
$0.30
$0.28
$0.26
$0.24
$0.22
$0.20
$0.28
$0.29
$0.27
$0.28
$0.22
$0.30
$0.31
$0.33
$0.32
$0.34
1st Qtr 00
2nd Qtr 00
3rd Qtr 00
4th Qtr 00
1st Qtr 01
2nd Qtr 01
3rd Qtr 01
4th Qtr 01
1st Qtr 02
2nd Qtr 02

mutual federal savings bank

Non-Performing Loans to Total Loans

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.28%
0.17%
0.53%
1.03%
0.88%
1998
1999
2000
2001
YTD

mutual federal savings bank

Allowance for Loan Losses to Loans Receivable

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.85%
0.82%
1.01%
0.85%
0.91%
1998
1999
2000
2001
YTD

mutual federal savings bank

Equity to Total Assets

20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
9.34%
17.76%
16.87%
14.26%
13.14%
1998
1999
2000
2001
YTD

mutual federal savings bank

Return on Average Equity

8.00%
7.00%
6.00%
5.00%
6.15%
6.80%
7.37%
2000
2001
YTD

mutual federal savings bank

Net Interest Margin

4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.71%
3.67%
3.81%
2000
2001
YTD

mutual federal savings bank

Efficiency Ratio

69.00%
56.00%
43.00%
30.00%
56.69%
61.08%
60.82%
2000
2001
YTD

mutual federal savings bank

MutualFirst Financial, Inc. Stock Price

$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$8.81
$11.75
$13.37
$14.75
$13.88
$14.50
$14.34
$15.10
$18.30
$19.08
1st Qtr 00
2nd Qtr 00
3rd Qtr 00
4th Qtr 00
1st Qtr 01
2nd Qtr 01
3rd Qtr 01
4th Qtr 01
1st Qtr 02
2nd Qtr 02

mutual federal savings bank

MutualFirst
Financial Inc.

mutual
federal
savings
bank

Annex B

MutualFirst Financial, Inc.
Presentation to the KBW Community Bank Investors Conference
Wednesday, July 24, 2002

Good Morning. Tim and I appreciate your attendance here this morning and your interest in MutualFirst Financial, Inc.

Forward-Looking Statements

Please note the obligatory Forward-Looking Statements statement. We will attempt to be as accurate and candid as we can in those statements.

Who We Are

Let me tell you a little bit about MutualFirst Financial, Inc. and Mutual Federal Savings Bank. We are located in Muncie, Indiana.

We are a $775 million in assets savings bank. We operate out of seventeen offices in four counties. We have 21 ATM machines.

We converted to stock ownership on December 30, 1999. Our conversion price was $10 per share, and we are currently at $______ per share.

At that time, we funded Mutual Federal Savings Bank Charitable Foundation, Inc. and I mention that because of the appreciation our stock has had. The Foundation now has $6 1/2 million in assets and this fiscal year we will give away over $300,000 in grants. This is three times more than the Bank ever gave away and this is $300,000 that is out there getting positive recognition for our institution. It also is saving the Bank $100,000 a year in charitable contribution expense. We believe this was a great investment on the part of our institution in our community.

We have approximately 19% inside ownership, which indicates a strong belief by our management and directors in our institution.

We are blessed with a very strong management team. The executive officers and other senior management have considerable seniority and experience in their specialties and we have a good mix of former commercial bank experience on the team. We believe this depth bodes well for management succession planning, as well as growth opportunities.

Where We Are

We are located in four counties in northeast Indiana. Our home office is in Muncie, bordered on either side by Randolph County and Grant County, with Kosciusko County to the north. This is our fastest growing market with a growth rate faster than that of the state of Indiana. We anticipate additional branches in that market.

What We Do

What is our strategy? We are a non-traditional thrift institution and I say that because for a long time our emphasis has been on more than residential mortgage lending and time deposits.

We have over twenty-five years of consumer lending experience offering home equity, automobile, boats, and recreational vehicle loans, both direct and indirect.

For the last five years we have had additional emphasis on commercial lending. We now have a senior commercial lender in our three major markets, each having over 25 years of commercial bank lending experience. They are good, conservative lenders and we are adding to that staff as we find qualified personnel.

We emphasize, continually, quality customer service. It has to be measurably the best and we measure ourselves, both internally and externally to insure that we are the best in our market areas.

We are organized for management focus on results. We have an Executive Vice President, Chief Operating Officer who concentrates solely on the operation of the Bank, increasing productivity, improving efficiency, compliance, making good loans, etc., while we at the holding company level, above the "roar of the crowd," can concentrate on broader company issues, such as:

shareholder relations, improving shareholder value, corporate development strategic planning, regulatory and legislative issues, etc.

Holding Company Lobby

Here we see our newly remodeled Holding Company area in our main office in Muncie.

We believe that with this focus of management on more specific areas of expertise we can continue to increase shareholder value on a sustainable basis.

What We Do

Continuing with 'What We Do', our Strategic Plan calls for incenting management and staff to balance growth, productivity, and quality to maximize profitability. Now that may sound familiar to you if you are familiar with the Higgins Stakeholders Incentive Program. That's the program we use and we constantly balance a reasonable growth rate, good productivity, and maintaining quality to maximize the profitability. The Incentive Plan is built around that and it becomes a part of any decision-making process.

It is our intent to continue to migrate our balance sheet toward higher interest rate margin products and services. We are trying to control our interest rate risk, we think consumer lending helps immensely in that area. Commercial products, with their floating rates help us on that. We want to improve our asset quality; we have had a history of good asset quality. We had some deterioration with our merger, but we are in the process of improving that again; and we want to improve our non-interest income, of course.

We are constantly looking for opportunities in high growth areas. I mentioned the Kosciusko County area in the northern part of the state. That is our greatest opportunity in our existing markets, but we are always looking at opportunities to move into high growth areas, or ones that solidify our position from a management standpoint.

Strategic Alliances

We are looking for strategic alliances to achieve our strategy. We have done three, in addition to deposit purchases and branch purchases. The first one was several years ago, when we helped form Family Financial Life Insurance Company. It is owned by six financial institutions, of which we are one. That gives us an opportunity to own an equity position and improve our rate of return on equity. We sell mortgage and credit life through this company and are well on our way to solving the issue of the credit life insurance product, probably moving toward a debt cancellation contract.

As of the first of the year, we formed a limited liability corporation in the development of Indiana Title Insurance, L.L.C. We purchased two large title insurance agencies, along with two other bank holding companies. We will soon be issuing title insurance policies in twenty counties in the state of Indiana. Those are the counties in which the three holding companies have bank branches. They also do loan closings for a fee.

Indiana Title Insurance Co Building

Here we see a picture of those offices in downtown Muncie. We feel the opportunities for improving ROE are extremely good.

Strategic Alliances

Another type strategic alliance we entered into was the merger with Marion Capital Holding Company, owner of First Federal Savings Bank of Marion, Indiana. That merger was completed on December 8, 2000. We closed on that date and did the actual conversion the following two days, and opened on December 11th as one institution, all on one accounting system and it has been a great move for us.

Our goal, as we stated in our Prospectus, was to achieve accretion to earnings. We have had that accretion.

We also had a goal to achieve a 25% reduction in Marion operating expenses. We have achieved more than a 25% savings.

First Federal Marion was deeper in commercial loans than we were. They had a greater percentage of assets, so that helped our overall percentage and they gave us an outlet that we did not have for consumer lending in Grant County. We are taking advantage of that.

Our goal, as we announced in that alliance, was to repurchase 100% of the stock issued. We have actually repurchased approximately 110%. We think we have achieved all the things we set out to do, plus some. We believe that we can handle other similar type alliances and will work toward that end.

Now, I will turn you over to Tim McArdle for the financial portion of our presentation.